Securities and Exchange Commission

                                   Washington, D.C. 20549

                                         Form 8-K


                     Current Report Pursuant to Section 13 or 15(d)
                         of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 10, 1998





                  DESERT SPRINGS MARRIOTT LIMITED PARTNERSHIP
           (Exact name of registrant as specified in its charter)



         Delaware                   0-16777                  52-1508601
(State or other jurisdiction of (Commission File Number) (I.R.S.Employer
incorporation or organization)                            Identification No.)



10400 Fernwood Road, Bethesda, MD                              20817
(Address of principal executive office)                     (Zip Code)


       Registrant's telephone number, including area code: 301-380-2070












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ITEM 5.   OTHER EVENTS

Desert Springs Marriott Limited Partnership(the "Partnership") is one of eight limited partnerships which is included in a proposed acquisition by merger into subsidiaries of Host Marriott, L.P., as described in the preliminary Prospectus /Consent Solicitation Statement as filed with the Securities and Exchange Commission on Form S-4 (SEC File No.333-55807)on June 2, 1998, as amended. On September 10, 1998, the General Partner sent to the Limited Partners of the Partnership a letter to inform them that September 18, 1998 will be the record date for voting in the forthcoming consent solicitation. Those limited partners whose ownership is reflected on the records of the General Partner as of September 18, 1998 will be eligible to vote on the merger and proposed amendments to the partnership agreement of the Partnership. Such letter is being filed as an exhibit to this Current Report on Form 8-K.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (c)     Exhibits

  99.1 Letter from the General Partner to the Limited Partners of the Partnership, dated September 10, 1998.

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              DESERT SPRINGS MARRIOTT
                              LIMITED PARTNERSHIP

                              By:      MARRIOTT DESERT SPRINGS CORPORATION
                                            General Partner



 September 17, 1998           By:      /s/ Earla L. Stowe
                              Name:    Earla L. Stowe
                              Title: Vice President and Chief Accounting Officer